UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 20, 2024

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2024, the Human Resources Committee (the “Committee”) of the Pinnacle West Capital Corporation (“Pinnacle West”) Board of Directors (the “Board”) approved the portion of the Arizona Public Service Company (“APS”) 2024 Annual Incentive Award Plan (the “APS Plan”) that provides an incentive award opportunity for Jeffrey B. Guldner, Chairman of the Board, President and Chief Executive Officer of Pinnacle West and Chairman of the Board of Directors and Chief Executive Officer of APS. On March 20, 2024, the Board and the Board of Directors of APS, acting on the recommendation of the Committee, approved the portion of the APS Plan that includes an incentive award opportunity for Andrew D. Cooper, Senior Vice President and Chief Financial Officer of Pinnacle West and APS, Theodore N. Geisler, President of APS, Robert E. Smith, Executive Vice President, General Counsel and Chief Development Officer of Pinnacle West and APS, and Jacob Tetlow, Executive Vice President, Operations of APS and the APS 2024 Annual Incentive Award Plan for Palo Verde Employees (the “Palo Verde Plan”), which includes an incentive award opportunity for Adam C. Heflin, Executive Vice President and Chief Nuclear Officer of APS.

No incentive payments will be awarded under the APS Plan unless Pinnacle West, with respect to Mr. Guldner and Mr. Smith, or APS, with respect to Messrs. Cooper, Geisler, and Tetlow, each achieves a specified threshold earnings level. The award opportunities for Mr. Guldner under the APS Plan are based on the achievement of specified 2024 Pinnacle West earnings levels and specified business unit performance goals. Mr. Guldner has a target award opportunity of up to 120% of his base salary. Mr. Guldner may earn less or more than the target amount, up to a maximum award opportunity of 240% of base salary, depending on the achievement of the earnings and business unit performance goals separately or in combination, and before adjustment for individual performance. The business unit performance indicators for Mr. Guldner are based on the average results of all five business units (Transmission and Distribution, Customer Experience and Communications, Generation (Non-Nuclear including New Generation), Corporate Resources and Palo Verde) and consist of employee safety, customer experience, customer affordability, and reliability.

The award opportunities for Messrs. Cooper, Geisler, and Tetlow under the APS Plan are based on the achievement of specified 2024 APS earnings levels and specified business unit performance goals. The award opportunities for Mr. Smith under the APS Plan are based on the achievement of specified 2024 Pinnacle West earnings levels and specified business unit performance goals. Mr. Cooper has a target award opportunity of up to 70% of his base salary, Mr. Geisler has a target award opportunity of up to 85% of his base salary, Mr. Smith has a target award opportunity of up to 75% of his base salary, and Mr. Tetlow has a target award opportunity of up to 75% of his base salary. Messrs. Cooper, Geisler, Smith, and Tetlow may earn less or more than the target amount, up to a maximum award opportunity of 140% for Mr. Cooper, 170% for Mr. Geisler, 150% for Mr. Smith, and 150% for Mr. Tetlow, depending on the achievement of the earnings and business unit performance goals separately or in combination, and before adjustment for individual performance. The business unit performance indicators that will be considered for Messrs. Cooper, Geisler, Smith, and Tetlow vary based on the applicable business unit but in all cases are closely tied to the APS Promise and include metrics such as employee safety, customer experience, customer affordability and reliability.

The award opportunity for Mr. Heflin under the Palo Verde Plan is based on the achievement of specified 2024 APS earnings levels and specified business unit performance goals. No incentive payment will be awarded to Mr. Heflin under the APS earnings portion of the Palo Verde Plan unless Palo Verde achieves specified business unit performance goals and APS achieves a target threshold earnings level. The business unit performance indicators for Mr. Heflin under the Palo Verde Plan are closely tied to the APS Promise and include metrics such as employee safety, customer experience, reliability, and customer affordability. Mr. Heflin has a target of 75% of his base salary, and up to a maximum award of 150% of his base salary, depending on the achievement of the earnings and business unit performance goals, separately or in combination, and before adjustment for individual performance.

The Committee may adjust targets or incentive results under the APS Plan and Palo Verde Plan to reflect unanticipated events or unusual or nonrecurring adjustments to Pinnacle West or APS earnings (as applicable) that arise in the APS Plan year, including without limitation, Arizona Corporation Commission rate-related impacts on earnings. Any awards for Messrs. Guldner, Cooper, Geisler, Heflin, Smith, and Tetlow are subject to potential forfeiture or recovery in accordance with Pinnacle West’s Clawback Policy.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: March 20, 2024	By: /s/ Andrew Cooper
Andrew Cooper
Senior Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: March 20, 2024	By: /s/ Andrew Cooper
Andrew Cooper
Senior Vice President and
Chief Financial Officer